Corporate Presentation August 2023 Nasdaq: ZNTL Exhibit 99.1

2 Forward Looking Statement and Disclaimer Zentalis Pharmaceuticals, Inc. (“we,” “us,” “our,” “Zentalis” or the “Company”) cautions that this presentation (including oral commentary that accompanies this presentation) contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. All statements contained in this presentation that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding potential for our product candidates to be first-in-class and/or best-in-class; potential for accelerated approval paths; potential for our product candidates to be developed as monotherapies and in combination; potential for azenosertib (ZN-c3) to address large unmet need across an array of cancers; potential benefits of intermittent dosing for our product candidates; our development approach for our product candidates, including azenosertib and ZN-d5; plans for and potential benefits of dose optimization, and the anticipated timing of updates on dosing optimization, including timing of declaring a monotherapy RP2D for ZN-d5; timing of providing updates on azenosertib program timelines and potential paths to registration; timing of preclinical and clinical program updates; the potential unmet need in a particular indication and/or patient population; potential for combinations including our product candidates and the potential benefits thereof; the target profiles and potential benefits of our product candidates and their mechanisms of action, including as a monotherapy and/or in combination; our belief that we have strengthened our clinical development plans, including for azenosertib; clinical and regulatory progress of our product candidates, including the estimated timing of IND-enabling studies, enrollment, initiation of clinical trials and data announcements; the market opportunities for and market potential of our product candidates; timing of initiating Phase 3 trial of azenosertib in combination with chemotherapy in Cyclin E1+ platinum sensitive ovarian cancer; timing of advancement of our preclinical programs, including BCL-xL and protein degrader programs; our anticipated milestones, as well as statements that include the words “continue,” “design,” “estimate,” “expect,” “may,” “milestone,” “opportunity,” “plan,” “potential,” “predicts,” “strategy,” “will” and similar statements of a future or forward- looking nature. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: our limited operating history, which may make it difficult to evaluate our current business and predict our future success and viability; we have and expect to continue to incur significant losses; our need for additional funding, which may not be available; our plans, including the costs thereof, of development of any diagnostic tools; the outcome of preclinical testing and early trials may not be predictive of the success of later clinical trials; failure to identify additional product candidates and develop or commercialize marketable products; potential unforeseen events during clinical trials could cause delays or other adverse consequences; risks relating to the regulatory approval process or ongoing regulatory obligations; failure to obtain U.S. or international marketing approval; our product candidates may cause serious adverse side effects; inability to maintain our collaborations, or the failure of these collaborations; our reliance on third parties; effects of significant competition; the possibility of system failures or security breaches; risks relating to intellectual property; our ability to attract, retain and motivate qualified personnel, and risks relating to management transitions; and significant costs as a result of operating as a public company. Other risks and uncertainties include those identified under the caption “Risk Factors” in our most recently filed periodic reports on Forms 10-K and 10-Q and subsequent filings with the U.S. Securities and Exchange Commission in the future could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. Any such forward-looking statements represent management’s estimates as of the date of this presentation. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. While we may elect to update these forward-looking statements at some point in the future, we assume no obligation to update or revise any forward-looking statements except to the extent required by applicable law. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and other data about our industry. These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such data and estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. Neither we nor our affiliates, advisors or representatives makes any representation as to the accuracy or completeness of that data or undertake to update such data after the date of this presentation. ZENTALIS® and its associated logos are trademarks of Zentalis and/or its affiliates. All other trademarks, trade names and service marks appearing in this presentation are the property of their respective owners. All website addresses given in this presentation are for information only and are not intended to be an active link or to incorporate any website information into this document. Zentalis’ product candidates are investigational drugs and have not yet been approved by the U.S. Food and Drug Administration or any other regulatory authority.

3 • Deep oncology experience • Veteran scientific, clinical advisors • Partnerships with Pfizer, GSK • Cash runway into 2026 Positioned to Execute and Deliver We Are a Clinical-Stage Oncology Company Focused on Difficult-to-Treat Cancers • High levels of monotherapy anti-tumor activity • Best-in-class safety and tolerability to date supports use in earlier lines and maintenance settings • Demonstrated synergistic activity with chemotherapy and molecularly targeted agents • Enriched activity in tumors with high genomic instability including Cyclin E1+ and HRD+ cancers • 8 trials; large indications; 400+ patients dosed A cc e le ra ti n g D e ve lo p m en t B lo ck b u st er C o m m er ci al O p p o rt u n it y • Direct registrational path with multiple shots on goal across monotherapy and chemotherapy combination • Potential to cover 88% of ovarian cancer across multiple lines of therapy • Ovarian + USC treatable population of ~58K patients / year • Potential to expand to broad set of tumors as monotherapy or in combination, addressing ~140K per year • Global commercial rights • IP – U.S. composition of matter 2039 Azenosertib: First-in-Class WEE1i Candidate with Broad Franchise Potential • Multiple indications; Best-in-class potential in heme malignancies • 100+ patients dosed across 3 ongoing studies • Positioned to potentially demonstrate monotherapy activity in AL amyloidosis • Attractive commercial opportunity as potential first registered drug in AL amyloidosis Highly Selective BCL-2 Inhibitor • Discovering assets leveraging distinctive chemistry expertise Promising Preclinical Programs

4 Pipeline Addresses Difficult to Treat Cancers with Large Commercial Opportunities COMPOUND INDICATION + DEVELOPMENT APPROACH PRECLINICAL Phase 1 Phase 1b Phase 2 Phase 3 STATUS / EXPECTED MILESTONES Azenosertib WEE1 Inhibitor Platinum Sensitive Ovarian Cancer + Paclitaxel or Carboplatin Initiate Q1 2024 Cyclin E1+ Ovarian Cancer Monotherapy Enrolling Uterine Serous Carcinoma Monotherapy Enrolling; FDA Fast Track Designation PARP Resistant Ovarian Cancer Azenosertib monotherapy, alternating with niraparib or concurrent with niraparib Enrolling Dose Optimization in Solid Tumors Monotherapy Enrolling Osteosarcoma + gemcitabine Enrolling BRAF Mutant Colorectal Cancer + encorafenib and cetuximab Enrolling Pancreatic Cancer + gemcitabine Dana Farber Cancer Institute, funded by SU2C/Lustgarten ZN-d5 BCL-2 Inhibitor Light Chain (AL) Amyloidosis Monotherapy Enrolling; Provide interim clinical data and declare RP2D for monotherapy 2H23 Non-Hodgkins Lymphoma (NHL) Monotherapy Enrolling Acute Myeloid Leukemia (AML) + azenosertib Enrolling; Provide preliminary data from clinical trial 2H23 BCL-xL Degrader Solid Tumors and Heme Malignancies Declared development candidate; IND enabling activities initiated

Azenosertib WEE1 Inhibitor with Potential to Address Large Unmet Need Across Array of Cancers

6 Three ongoing Phase 2 monotherapy trials have the potential to support rapid paths to registration in ovarian cancer and USC Monotherapy RP2D established: 400 mg 5:2 Doubled steady state drug exposure compared to continuous dosing 37% Objective Response Rate with durable responses using intermittent dosing in ovarian and USC patients No treatment-related discontinuations in patients who were administered intermittent dosing Maintained safety and improves tolerability compared to continuous dosing Azenosertib Monotherapy Dose Optimization Supports Advancement into Multiple Difficult-to-Treat Tumor Types Abbreviations: RP2D: recommended phase 2 dose; 5:2 refers to administration schedule of five days on therapy and two days off; USC, uterine serous carcinoma

7 • WEE1 phosphorylates CDK/Cyclin complexes to engage cell cycle checkpoints, allowing DNA repair to occur • Azenosertib inhibits WEE1: • Leads to inactivation of CDK 1 and 2 • Removes 2 cell cycle checkpoints: G1/S and G2/M • Cell cycle progresses without sufficient DNA repair • Cancer cells accumulate DNA damage, resulting in apoptosis and mitotic catastrophe CDK2/Cyclin E PhosphorylationP WEE1 P P P S G2 M G1 Cell survival Cancer progression P Azenosertib WEE1 CDK2/Cyclin E Cell death S G2 M G1 WEE1 activity in untreated cancer cell Azenosertib blocks WEE1 resulting in cancer cell death Azenosertib Targets WEE1, a Critical Protein for Cancer Cell Survival CDK1/Cyclin A CDK1/Cyclin A Luserna di Rora, et al. 2020. J Hem Onc. 13:126. Elbaek et al. 2022. Cell Reports. 38:110261. Abbreviation: MOA, mechanism of action Establishing RP2D is significant milestone in path to drugging this high-potential oncology target Azenosertib’s MOA and early monotherapy clinical activity made dose optimization critical

8 Cyclin E1 0 0.1 0.3 1 µM Azenosertib p-CHK1 Cleaved Caspase-3 γH2AX p-H3 Azenosertib induces markers of DNA damage, replicative stress, and apoptosis* *OVCAR3 Cyclin E1 positive cells, 16-hour treatment High genomic instability can be caused by: Cyclin E1+ Tumors • Cyclin E1+ drives accelerated entry into S-phase through its partnership with CDK2 • Replication machinery is overloaded, resulting in genomic instability Homologous Recombination Repair Defective (HRD+) Tumors • Results in genomic instability through tumors inability to repair double stranded DNA breaks. Tumors with High Genomic Instability are Sensitive to Azenosertib Monotherapy Dose and Biomarker Enrichment Is Foundational To Our Clinical Strategy

9 Potential to Transform Treatment Paradigm for Patients and Capture Significant Market Share in Ovarian Cancer Cyclin E1+ HRP Cyclin E1+ HRD Cyclin E1 low HRD Others 30% 24% 12% 34% High Grade Serous Ovarian Cancer Patient Segments • Ongoing clinical programs address Cyclin E1+ and HRD+ patient populations • Opportunity is much larger than recently approved therapies • Data support potential role for azenosertib at every stage of metastatic therapy: • Platinum sensitive: combination with chemotherapy • Platinum resistant: monotherapy and combination with chemotherapy Potential to transform standard of care Azenosertib Monotherapy Potentially Addresses 88% Of High Grade Serous Ovarian Cancer Sources: 1. HRD prevalence derived from Konstantinopoulos, et al Cancer Discov (2015) 2. CCNE1 amplification prevalence of ~20% reported in Aziz et al Gynecol Oncol (2018) and TGCA Network Nature volume 474 (2011) 3. Cyclin E1 expression and copy number extracted from the digital analysis of Aziz et al Figure 3B to infer full distribution of Cyclin E1 H-scores and overlap with CCNE1 amplification based on Cyclin E1 high definition of H-score >50 4. HRD prevalence and proportion of overlap with CCNE1 amplification from Konstantinopoulos et al, Figure 2 5. Total HGSOC incidence estimates (US, EU5) sourced from SEER and ECIS are 35, 388 individuals/year HRD: Homologous recombination deficient HRP: Homologous recombination proficient

10 Platinum Resistant HRD+ or Cyclin E1+ HGSOC Platinum Resistant HRD+ or Cyclin E1+ HGSOC Platinum Resistant HRD+ or Cyclin E1+ HGSOC Platinum Resistant HRD+ or Cyclin E1+ HGSOC Platinum Resistant HRD+ or Cyclin E1+ HGSOC Platinum Resistant HRD+ or Cyclin E1+ HGSOC 2L+ USC 2L+ USC 2L+ USC 2L+ USC 2L+ USC 2L Pt. Sensitive, HGSOC 2L Pt. Sensitive, HGSOC 2L Pt. Sensitive, HGSOC 2L Pt. Sensitive, HGSOC 1L+ bRAF CRC 1L+ bRAF CRC 1L+ bRAF CRC HRD+ post-PARPi HRD+ post-PARPi Other Cyclin E+ Tumor Types 38,214 42,077 57,807 77,093 89,027 140,950 P o te n ti al U S + EU 5 P at ie n ts Gynecologic malignancies Non-Gynecologic malignancies Legend Azenosertib monotherpy Azenosertib + chemotherapy Azenosertib + BEACON Indications Over Time Addressable Patient Population More than Doubles as Franchise Expands to Non- Gynecological Malignancies Source: Used ‘drug-treatable’ estimates from DRG Clarivate for all Ovarian, USC, CRC, Breast, Prostate and Pancreatic. For ‘Other Cyclin-E1 driven solid tumors’ used incidence reported by SEER and ECIS. Cyclin E1 prevalence in platinum sensitive ovarian cancer derived from Petersen, et al CCNE1 and BRD4 co-amplification in high-grade serous ovarian cancer is associated with poor clinical outcomes, Gynecologic Oncology,Volume 157, Issue 2, 2020 Abbreviations: bRAF+ CRC: bRAF mutant Colorectal Cancer; HRD+ : Homologous Recombinant Repair Deficiency; HGSOC: High Grade Serous Ovarian Cancer; 2L: Second Line HRD+ Post PARPi tumor types: Prostate, Pancreas and Breast; Other Cyclin E+ Tumor Types include bladder, stomach, esophageal, lung squamous, lung adenocarcinoma, and breast cancer

Azenosertib Azenosertib Intermittent Monotherapy Dose Substantially Improves Antitumor Activity and Tolerability

12 Zentalis 001 Study Enabled Rapid and Efficient Approach to Dose Optimization Primary objectives: Safety, PK (Steady State Exposure (AUC0-24) & Concentration Maximum (Cmax)) Phase 1b expansion Intermittent Dosing Dose finding (CRM) Total daily dose, 5:2 or 4:3 schedule Phase 1a Dose Escalation Phase 1b Expansion 500mg 450mg 400mg 350mg 400mg qd 5:2 Continuous Dosing Phase 1a Dose Escalation 450mg 200mg Dose finding (CRM) Total daily dose, continuous schedule 400mg 350mg 300mg 300mg qd Lower doses Study Details: DLT period is 21 days • Tumor assessments (per RECIST 1.1) occur every 2 cycles (6 weeks) • Protocol permits “Backfill” enrollment of additional patients at the highest previously cleared dose level Abbreviations: CRM, continual reassessment method; qd, once daily; 5:2, 5-days of treatment followed by 2-days off treatment; 4:3, 4-days of treatment followed by 3-days off treatment; DLT, dose limiting toxicity; RECIST, response evaluation criteria in solid tumors; PK, pharmacokinetics; AUC, area under the curve NCT04158336

13Patients who received ≥300 mg; Abbreviations: 5:2, 5-days of treatment followed by 2-days off treatment; AUC, area under the curve Intermittent Dosing Resulted In A Significant Increase In Steady State Exposure With intermittent dosing, more patients reach the projected target efficacious steady state exposure (AUC0-24) Azenosertib (mg) 300 350 400 450 350 400 450 500 Continuous Intermittent 5:2 A U C 0 -2 4 ( n g* h r/ m L) mean Intermittent 4:3 Data cut-off: April 24, 2023

14 Azenosertib Intermittent Dosing Schedule Doubles Objective Response Rate In Ovarian/USC Populations Data cut-off: June 2, 2023 *Response evaluable: have baseline measurable disease by RECIST 1.1, at least one post baseline scan, and received at least one dose of drug Patients who received ≥300 mg. Abbreviations: USC, uterine serous carcinoma; CR, complete response; PR, partial response; SD, stable disease; PD, progressive disease; ORR, objective response rate; CI, confidence interval; +: Patients remain on therapy at the time of data cut-off 0 20 40 60 80 100 120 140 160 180 200 -100 -80 -60 -40 -20 0 20 40 60 80 100 300 300 300 300 300 450 300 300 300 300 300 300 300 300 300 300 300 300 300 300 300 300 300 350 350 300 + + + + +U + + + + + + 0 20 40 60 80 100 120 140 160 180 200 350 500 500 400 500 400 350 400 400 400 400 450 450 450 500 350 350 350 450 B e st P e rc e n t C h an ge f ro m B as e lin e (% ) PR PD Continuous Intermittent CR /PR SD PD Best Overall Response Cohort N* ORR % (95% CI) Intermittent 19 36.8% (16.3, 61.6) Continuous 26 19.2% (6.5, 39.3) Overall 45 26.7% (14.6, 41.9)

15 Azenosertib Monotherapy Intermittent Dosing: 89% of Ovarian and USC Patients Had Target Lesion Reductions from their Baseline Scans + + + + + ++ + + + + + Baseline Week 6 Week 12 Week 18 Week 24 Week 30 Week 36 PD PR -100 -90 -80 -70 -60 -50 -40 -30 -20 -10 0 10 20 30 40 50 60 70 80 90 100 B e st P e rc e n t C h an ge Fr o m B as e lin e ( % ) Visit Tumor Type Ovarian USC Intermittent Dose Cohort N* ORR % (95% CI) Ovarian 13 30.8% (9.09-61.4) Uterine Serous Carcinoma 6 50% (11.8-88.2) *Response evaluable: have baseline measurable disease by RECIST 1.1, at least one post baseline scan, and received at least one dose of drug; Patients who received ≥300 mg. Abbreviations: USC, uterine serous carcinoma; HGSOC, high-grade serous ovarian cancer SD, stable disease; PR, partial response; ORR, confirmed objective response rate; mPFS, median progression free survival; complete response; NR, Not reached, +: Patients remain on therapy at the time of data cut-off • 12/19 (63%) patients remain on therapy • Median follow up of 4.4 months • mPFS of 5.68 months (2.79, NR) • 10/13 (77%) of ovarian cancer patients had received a prior PARP inhibitor Data cut-off: June 2, 2023

16 Intermittent Dosing Maintains Safety And Tolerability Continuous (n=67) Intermittent (n=27) Total* (n=94) Treatment Related AEs, N (%) All Grade Grade 3/4 All Grade Grade 3/4 All Grade Grade 3/4 Gastrointestinal Nausea 46 (68.7) 2 (3.0) 9 (33.3) - 55 (58.5) 2 (2.1) Diarrhea 31 (46.3) 4 (6.0) 11 (40.7) 3 (11.1) 42 (44.7) 7 (7.4) Vomiting 28 (41.8) - 3 (11.1) - 31 (33.0) - Decreased appetite 20 (29.9) 1 (1.5) 4 (14.8) 1 (3.7) 24 (25.5) 2 (2.1) Dehydration 6 (9.0) - 3 (11.1) - 9 (9.6) - Fatigue 30 (44.8) 8 (11.9) 11 (40.7) 2 (7.4) 41 (43.6) 10 (10.6) Hematologic Anemia 6 (9.0) 2 (3.0) 6 (22.2) 3 (11.1) 12 (12.8) 5 (5.3) Thrombocytopenia 4 (6.0) 3 (4.5) 2 (7.4) - 6 (6.4) 3 (3.2) Neutropenia** 1 (1.5) 1 (1.5) 4 (14.8) 3 (11.1) 5 (5.3) 4 (4.3) *Safety Evaluable Population: Received at least one dose of drug; **No incidence of febrile neutropenia in either dosing group Continuous 300, 350, 400; Intermittent 350 5:2 and 400 5:2 Treatment Related AEs > 10% and treatment related AEs of interest: All Tumor Types Abbreviations: AE, adverse event Data cut-off: April 24, 2023

17 Azenosertib: Improved Tolerability Compared To Other Agents 1 4 .8% 3 3 .3% 0 .0% 5 5 .0% 5 7 .0% 1 5 .0% 5 4 .0% 7 2 .0% 5 .0% 2 0 .0% 3 3 .0% 9 .0 % Reduction Interruption Discontinuation Azenosertib-Intermittent (ZENTALIS001) Adavosertib (ADAGIO) Adavosertib (EFFORT) Mirvetuximab (SORAYA) 1 2 4 3 Data cut-off: April 24, 2023 1. ZENTALIS 001: data on file 2. (ADAGIO Phase 2b Study) Liu et. al. Presented at the Society of Gynecologic Oncology Annual Meeting, March 23–28, 2023 3. (EFFORT Phase 2 Study) Westin et. al. DOI: 10.1200/JCO.2021.39.15_suppl.5505 Journal of Clinical Oncology 39, no. 15_suppl (May 20, 2021) 5505-5505. 4. (SORAYA Phase 2 Study) Matulonis et al. DOI: 10.1200/JCO.22.01900 Journal of Clinical Oncology 41, no. 13 (May 01, 2023) 2436-2445. Comparisons to adavosertib and Mirvetuximab are not head-to-head comparisons

Azenosertib Monotherapy Paving Path to Registration with Three Ongoing Trials Accruing at New Intermittent Dose

19 Zentalis 004 (TETON): Azenosertib Monotherapy In Women With ≥2L Advanced Uterine Serous Carcinoma Endpoints NCT04814108 Patients (N=130) Azenosertib 400 mg QD 5:2 Key Eligibility: Recurrent or persistent USC; ≥1 prior platinum-based chemotherapy regimen; Prior HER-2 directed therapy for known HER-2+; Prior anti-PDL-1; Measurable disease; ECOG PS 0-1; No prior WEE1 inhibitor; No prior cell cycle checkpoint inhibitor. DOR Safety and Tolerability ORR CURRENTLY ACCRUING- FDA Fast track designation Abbreviations: 2L, two lines; USC, uterine serous carcinoma; ECOG PS, Eastern Cooperative Oncology Group performance score; QD, once daily; 5:2, 5-days of treatment followed by 2-days off treatment; ORR, objective response rate; DOR, duration of response The FDA granted Fast Track designation in November 2021 to azenosertib in patients with advanced or metastatic USC who have received at least one prior platinum-based chemotherapy regimen for management of advanced or metastatic disease.

20 Zentalis 005 (DENALI): Evaluating Impact of CCNE1 Amplification and Cyclin E1+ in Platinum-Resistant High-Grade Serous Ovarian Cancer Endpoints (ICR) Cohort 2B (N=80) CCNE1 Non-Amplified & Cyclin E1+ Cohort 2C (N=40) CCNE1 Non-Amplified & Cyclin E1- Cohort 2A (N=60) CCNE1 Amplified NCT05128825 Cohort 1 (N=30) CCNE1 Amplified and/or Cyclin E1+ Azenosertib 400 mg QD 5:2 Key Eligibility: High-Grade Serous Ovarian Cancer; ECOG PS 0-1; Platinum-resistant (excluding Platinum-refractory); 1-3 prior lines of chemotherapy; Measurable disease per RECIST v 1.1 CURRENTLY ACCRUING ORR DOR ORR DOR ORR DOR Abbreviations: ECOG PS, Eastern Cooperative Oncology Group performance score; RECIST, response evaluation criteria in solid tumors; QD, once daily; 5:2, 5-days of treatment followed by 2-days off treatment; ORR, objective response rate; DOR, Duration of Response; ICR, Independent Central Review

21Abbreviations: PARPi, poly-ADP ribose polymerase inhibitor; QD, once daily; 5:2, 5-days of treatment followed by 2-days off treatment; PFS, progression free survival; ORR, objective response rate Zentalis 006 (MAMMOTH): Revised Phase 1/2 Study Of Azenosertib In Combination With Niraparib Or Alternating With Niraparib Or As A Monotherapy in Patients With PARP-resistant Ovarian Cancer Endpoints Azenosertib + niraparib alternating schedule Azenosertib monotherapy 400 mg QD 5:2 Azenosertib + niraparib administered concurrently NCT05198804 Enrollment* (N=138) * Enrollment Based on Slot Availability Key Eligibility: Recurrent high-grade epithelial ovarian, primary peritoneal, or fallopian tube cancer (serous, clear cell or endometrioid); 1 – 5 prior lines for advanced/metastatic disease; Relapsed within 6 months of platinum therapy (platinum resistant), progressed after taking at least 3 months of PARPi as maintenance treatment. ORR Safety and Tolerability PFS, DOR CURRENTLY ACCRUING

Azenosertib Combination with Chemotherapy Strong and Durable Efficacy Signals and Favorable Safety Profile Across Chemotherapy Backbones Enable Advancement into Phase 3 in Ovarian Cancer

23 Addition of Azenosertib to Chemotherapies Increases Response Rates and Durability of Response in Ovarian Cancer Compared to Chemotherapy Alone Cyclin E1+ status associated with superior Objective Response Rate and longer Progression Free Survival across response-evaluable patient population Registrational Phase 3 Trial Announced in Platinum Sensitive Ovarian Cancer Overall tolerability of paclitaxel and carboplatin combinations compares favorably to SOC chemotherapy doublets paclitaxel-carboplatin or PLD-carboplatin Superior durability in carboplatin combination with 10.4-month Progression Free Survival and 36% Objective Response Rate 50% Objective Response Rate with 7.4-month Progression Free Survival in paclitaxel combination50% SOC, standard of care; PLD, pegylated liposomal doxorubicin

24 Zentalis 002: Phase 1b Combination Study To Define RP2D Dosing Azenosertib + Paclitaxel 200 mg QD 5:2 2 dose levels 300 mg QD 5:2 Azenosertib + Gemcitabine Azenosertib + PLD 200 mg QD 3 dose levels Cohort assignment by availability and investigator preference Paclitaxel: 80 mg/m2 on D1, D8, D15 (28-day cycles) Objectives Azenosertib + Carboplatin 300 mg QD Gemcitabine: D1, D8 (21-day cycles) 4 dose levels 200 mg QD 5:2 Carboplatin: AUC 5 mg/mL*min on D1 (21-day cycles) G: 1000 mg/m2 A: 200 mg QD 3 dose levels G: 600 mg/m2 A: 200 mg QD 5:2 400 mg QD 5:2 PLD: 40 mg/m2 D1 (28-day cycles) Dose Finding guided by a CRM Key Eligibility: High-Grade Serous Ovarian Cancer; ECOG Performance Status 0-2; Platinum-resistant/refractory; Up to 3 prior lines of chemotherapy; Measurable disease per RECIST v 1.1 Primary: Safety and Tolerability MTD and/or RP2D Key Secondary: Clinical Activity (Endpoints: ORR, DOR, PFS, CA125) NCT04516447 Abbreviations: ; ECOG, Eastern Cooperative Oncology Group; RECIST, response evaluation criteria in solid tumors; 5:2, 5-days of treatment followed by 2-days off treatment; CRM, continuous reassessment model; QD, once daily; D, day; AUC, area under the curve; G, gemcitabine; A, azenosertib; PLD, pegylated liposomal doxorubicin; MTD, maximum tolerated dose; RP2D, recommended Phase 2 dose; ORR, objective response rate; DOR, duration of response; PFS, progression-free survival; Liu, J., et al. “Correlation of Cyclin E1 expression and clinical outcomes in a Phase 1b dose-escalation study of Azenosertib (ZN-c3), a WEE1 inhibitor, in combination with chemotherapy (CT) in patients (pts) with platinum- resistant or refractory (R/R) epithelial ovarian, peritoneal, or fallopian tube cancer (EOC).” Poster presented ASCO 2023 Data cut-off: April 10, 2023

25 Encouraging Efficacy and Durability in Azenosertib Chemotherapy Doublets Endpoint Azenosertib + Paclitaxel (N=26) Azenosertib + Carboplatin (N=36) Azenosertib + Gemcitabine (N=18) Azenosertib + PLD (N=35) Total (N=115) Response-Evaluable* (N) 22 28 13 31 94 ORR (confirmed), N (%) 11 (50.0) 10 (35.7) 5 (38.5) 6 (19.4) 32 (34.0) Median DOR (95% CI) in months 5.6 (3.8-NE) 11.4 (8.3-NE) 6.2 (NE) 7.3 (1.5-NE) 8.3 (5.6-12.4) Clinical Benefit Rate (CR + PR + SD for ≥ 16 weeks), N (%) 18 (81.8) 16 (57.1) 6 (46.2) 24 (77.4) 64 (68.1) Median PFS (95% CI) in months 7.4 (5.5-NE) 10.4 (3.3-14.5) 8.3 (3.3-NE) 6.3 (3.7-11.0) 9.0 (5.8-13.7) *Response evaluable subjects are treated subjects with baseline measurable disease per RECIST version 1.1 and at least one post-baseline assessment. All objective responses were confirmed per RECIST v 1.1. Abbreviations: ; PLD, pegylated liposomal doxorubicin; ORR, objective response rate; DOR, duration of response; CI, confidence interval; NE, not estimable; CR, complete response; PR, partial response; SD, stable disease; PFS, progression-free survival; RECIST, response evaluation criteria in solid tumors Liu, J., et al. “Correlation of Cyclin E1 expression and clinical outcomes in a Phase 1b dose-escalation study of Azenosertib (ZN-c3), a WEE1 inhibitor, in combination with chemotherapy (CT) in patients (pts) with platinum- resistant or refractory (R/R) epithelial ovarian, peritoneal, or fallopian tube cancer (EOC).” Poster presented ASCO 2023 Data cut-off: April 10, 2023

26 Activity of Azenosertib + Paclitaxel is Robust and Competitively Favorable References: 1. Markman et al. Gynecol Oncol 2006;101:436-40. 2. AURELIA: Avastin USPI 3. MITO11: Pignata et al. Lancet Oncol 2015;16:561-68. 4. OCTOPUS: Banerjee et al. ESMO 2019. 5. GYN49: Moore et al. Clin Cancer Res 2022;28:36-44. 6. SORAYA: Matulonis et al. J Clin Oncol 2023;41:2436-45. 7. MIRASOL: Immunogen Press Release May 3, 2023. Abbreviations: ORR, objective response rate; mPFS, median progression free survival; m, months Comparisons to historic benchmarks on this slide are not head-to-head comparisons Liu, J., et al. “Correlation of Cyclin E1 expression and clinical outcomes in a Phase 1b dose-escalation study of Azenosertib (ZN-c3), a WEE1 inhibitor, in combination with chemotherapy (CT) in patients (pts) with platinum- resistant or refractory (R/R) epithelial ovarian, peritoneal, or fallopian tube cancer (EOC).” Poster presented ASCO 2023 Data cut-off: April 10, 2023 21 30 25 29 29 32 42 50 0 10 20 30 40 50 O R R ( % ) 3.9 3.5 4.1 5.5 5.5 5.6 7.4 0 2 4 6 8 Paclitaxel (N=55) Paclitaxel (N=36) Paclitaxel (N=68) Adavosertib + Paclitaxel (N=38) Mirvetuximab (N=105) Mirvetuximab (N~225) Azenosertib + Paclitaxel (N=26) mPFS (m) Objective Response Rate (ORR) Median Progression Free Survival (mPFS) 7 6 5 4 3 2

27 References: 1. Leitao et al. Gynecol Oncol 2003;91:123-9. 2. CARTAXHY: Lortholary et al. Ann Oncol 2012;23:346-52. 3. Pectasides et al. Gynecol Oncol 2010;118:52-7. 4. Brewer et al. Gynecol Oncol 2006;103:446-50. 5. MK- 1775-009: Leijen et al. J Clin Oncol 2016;34:4354-61. 6. GYN-49: Moore et al. Clin Cancer Res 2022;28:36-44. 7. SORAYA: Matulonis et al. J Clin Oncol 2023;41:2436-2445. 8. MIRASOL: Immunogen Press Release May 3, 2023. Abbreviations: ORR, objective response rate; mPFS, median progression free survival; m, months Comparisons to historic benchmarks on this slide are not head-to-head comparisons Liu, J., et al. “Correlation of Cyclin E1 expression and clinical outcomes in a Phase 1b dose-escalation study of Azenosertib (ZN-c3), a WEE1 inhibitor, in combination with chemotherapy (CT) in patients (pts) with platinum- resistant or refractory (R/R) epithelial ovarian, peritoneal, or fallopian tube cancer (EOC).” Poster presented ASCO 2023 Activity of Azenosertib + Carboplatin is Robust and Highly Differentiated on Durability Data cut-off: April 10, 2023 23 37 39 16 43 30 32 42 36 0 10 20 30 40 50 ORR (%) 4.8 7.1 5.3 4.2 5.5 5.6 10.4 0 2 4 6 8 10 12 Carboplatin + Weekly Paclitaxel (N=51) Alternating Platinum Doublets (N=45) Adavosertib + Carboplatin (N=21) Adavosertib (5 doses) + Carboplatin (N=23) Mirvetuximab (N=105) Mirvetuximab (N~225) Azenosertib + Carboplatin (N=36) mPFS (m) Objective Response Rate (ORR) Median Progression Free Survival (mPFS) 8 7 6 5 3 2

28*Timing of tissue collection was not disclosed. Abbreviations: PFS: progression free survival, OS; overall survival Ovarian Cancer Patients with CCNE1 Amplified and/or Cyclin E1 Positive Cancers have a Worse Outcome Following Platinum-Based Chemotherapy Treatment Independent of Platinum-Sensitivity Status Hazard Ratio Cyclin E1 Alteration Worse outcome • 6 Studies; n=5404 • 4 Studies where timing of tissue collection was available-all were platinum sensitive tissue collected after ≤ 1 course of chemotherapy); 3533/5404 (65%) • Other 2 Studies did not disclose timing of tissue collection 1 2 4 53 Chan* (2020) [OS] Nakayama (2010) [OS] Petersen* (2020) [OS] Petersen* (2020) [PFS] Pils (2014) [OS] Stronach (2018) [OS] Stronach (2018) [PFS] N 500 100 1000 Amplification Amplification + Overexpression Kang (2023) [OS] han [ ] Ka [ ] Nakay [ ] etersen [ ] t r en (20) ] Pils [ ] Strona [ ] Stronach (201) ] 1 2 3 4 5 Hazard Ratio N 100 500 1000 Cyclin E1 Alteration Amplification Amplification+ Overexpression

29 Zentalis 002: Majority of Ovarian Cancers are Cyclin E1+ IHC H-Score* >150 ≤ 150 to > 50 ≤ 50 CCNE1 Amplified 5 0 0 CCNE1 Not Amplified 25 15 6 Tissue Not Evaluated for Amplification 16 21 6 • H-score > 50 includes all CCNE1 amplified tumors • Prevalence of Cyclin E1-IHC+, H-score > 50 of all safety evaluable patients with tissue is 82/94 (87%); • Prevalence of Cyclin E1+ in the response evaluable patients with tissue is 70/82 (85%). C yc lin E 1 IH C H -S co re * CCNE1 Status Amplified Not amplified Not Evaluated for Amplification 0 Patients 100 200 300 50 150 *H-scores calculated by multiplying the percentage of cells (0 to 100%) with intensity of Cyclin E1 expression (0 to 3); IHC: Immunohistochemistry Safety evaluable: received at least one dose of drug; Response evaluable: have baseline measurable disease by RECIST 1.1, at least one post baseline scan, and received at least one dose of drug Liu, J., et al. “Correlation of Cyclin E1 expression and clinical outcomes in a Phase 1b dose-escalation study of Azenosertib (ZN-c3), a WEE1 inhibitor, in combination with chemotherapy (CT) in patients (pts) with platinum- resistant or refractory (R/R) epithelial ovarian, peritoneal, or fallopian tube cancer (EOC).” Poster presented ASCO 2023 Data cut-off: April 10, 2023 250

30 *Response evaluable patients (having received at least one scan) Abbreviations: IHC, immunohistochemistry ; CI, confidence interval Liu, J., et al. “Correlation of Cyclin E1 expression and clinical outcomes in a Phase 1b dose-escalation study of Azenosertib (ZN-c3), a WEE1 inhibitor, in combination with chemotherapy (CT) in patients (pts) with platinum-resistant or refractory (R/R) epithelial ovarian, peritoneal, or fallopian tube cancer (EOC).” Poster presented ASCO 2023 Durability Triples in Patients with Cyclin E1+ Tumors Independent of Chemotherapy Backbone H-Score ≤ 50 (N=12) H-Score > 50 (N=78) Median PFS (months) 3.25 9.86 Hazard Ratio (95% CI) 0.37 (0.18 – 0.79) Log-rank p-value 0.0078 0 0.0 0.2 0.4 0.6 0.8 1.0 5 10 15 20 25 Patients at risk 78 12 36 2 12 1 4 1 1 0 P ro gr e ss io n -F re e Su rv iv al P ro b ab ili ty Time (months) H-Score > 50 H-Score ≤ 50 Data cut-off: April 10, 2023

31 Abbreviations: C, Continuous azenosertib dosing; I, Intermittent azenosertib dosing; MTD, maximum tolerated dose; PLD, pegylated liposomal doxorubicin *All doses were at or below the MTD **A MTD for Gemcitabine + Azenosertib has not been determined, further dose cohorts are ongoing. Intermittent Dosing Across Chemotherapy Backbones Has Favorable Safety Profile Treatment-Related Adverse Event ≥20% N (%) Azenosertib + Paclitaxel (Continuous, N=7; Intermittent, N=19) Azenosertib + Carboplatin (Continuous, N=22; Intermittent, N=14) Azenosertib + Carboplatin (Continuous, N=14; Intermittent, N=8) Azenosertib + Gemcitabine (Continuous N=8; Intermittent, N=10) Azenosertib + PLD (Continuous N=27; Intermittent, N=8) Total (Continuous, N=64; Intermittent, N=51) All Doses* All Doses Doses ≤ MTD All Doses** All Doses* Grade All Gr Gr ≥3 All Gr Gr ≥3 All Gr Gr ≥3 All Gr Gr ≥3 All Gr Gr ≥3 All Gr Gr ≥3 Hematologic Neutropenia C 5 (71.4) 5 (71.4) 9 (40.9) 7 (31.8) 4 (28.6) 3 (21.4) 7 (87.5) 6 (75.0) 19 (70.4) 17 (63.0) 40 (62.5) 35 (54.7) I 11 (57.9) 5 (26.3) 7 (50.0) 1 (7.1) 4 (50.0) - 7 (70.0) 4 (40.0) 3 (37.5) 3 (37.5) 28 (54.9) 13 (25.5) Thrombo- cytopenia C 4 (57.1) 2 (28.6) 16 (72.7) 11 (50.0) 11 (78.6) 6 (42.9) 8 (100.0) 5 (62.5) 9 (33.3) 2 (7.4) 37 (57.8) 20 (31.3) I 4 (21.1) - 9 (64.3) 5 (35.7) 4 (50.0) 2 (25.0) 8 (80.0) 6 (60.0)* 3 (37.5) 3 (37.5) 24 (47.1) 14 (27.5) Anemia C 5 (71.4) - 10 (45.5) 3 (13.6) 5 (35.7) 1 (7.1) 6 (75.0) 2 (25.0) 11 (40.7) 4 (14.8) 32 (50.0) 9 (14.1) I 8 (42.1) 1 (5.3) 10 (71.4) 4 (28.6) 4 (50.0) 1 (12.5) 5 (50.0) 2 (20.0) 2 (25.0) 1 (12.5) 25 (49.0) 8 (15.7) Gastro- intestinal Nausea C 4 (57.1) - 15 (68.2) 1 (4.5) 10 (71.4) 1 (7.1) 5 (62.5) - 16 (59.3) 2 (7.4) 40 (62.5) 3 (4.7) I 7 (36.8) 1 (5.3) 6 (42.9) - 3 (37.5) - 5 (50.0) - 4 (50.0) 1 (12.5) 22 (43.1) 2 (3.9) Vomiting C 3 (42.9) 1 (14.3) 8 (36.4) - 6 (42.9) - 1 (12.5) - 11 (40.7) 2 (7.4) 23 (35.9) 3 (4.7) I 2 (10.5) 1 (5.3) 2 (14.3) - 2 (25.0) - 1 (10.0) - 4 (50.0) 1 (12.5) 9 (17.6) 2 (3.9) Diarrhea C 4 (57.1) 1 (14.3) 4 (18.2) - 1 (7.1) - 1 (12.5) - 8 (29.6) - 17 (26.6) 1 (1.6) I 6 (31.6) 1 (5.3) 5 (35.7) - 3 (37.5) - 6 (60.0) - 2 (25.0) - 19 (37.3) 1 (2.0) Other Fatigue C 6 (85.7) 1 (14.3) 8 (36.4) - 3 (21.4) - 3 (37.5) 1 (12.5) 8 (29.6) 3 (11.1) 25 (39.1) 5 (7.8) I 8 (42.1) 2 (10.5) 5 (35.7) 1 (7.1) 4 (50.0) - 6 (60.0) 2 (20.0) 2 (25.0) - 21 (41.2) 5 (9.8) Liu, J., et al. “Correlation of Cyclin E1 expression and clinical outcomes in a Phase 1b dose-escalation study of Azenosertib (ZN-c3), a WEE1 inhibitor, in combination with chemotherapy (CT) in patients (pts) with platinum- resistant or refractory (R/R) epithelial ovarian, peritoneal, or fallopian tube cancer (EOC).” Poster presented ASCO 2023 Data cut-off: April 10, 2023

32 *Gemcitabine + Azenosertib has exciting and durable activity-a MTD has not been determined, further dose cohorts are ongoing. Abbreviations: RP2D, recommended phase 2 dose; PLD pegylated liposomal doxorubicin; QD, once daily; 5:2, 5-days of treatment followed by 2-days off treatment; D, day; AUC, area under the curve; mg/mL*min Data Supports Advancement of Azenosertib-Chemotherapy Combination into Platinum-Sensitive Ovarian Cancer & Earlier Line Therapy Main Takeaways • Strong and durable efficacy signal across chemotherapy backbones • Cyclin E1 status predicts benefit of azenosertib addition to chemotherapy • Suggests azenosertib restores chemotherapy sensitivity in heavily pre-treated platinum- resistant ovarian cancer • Plans to initiate Phase 3 study of azenosertib in combination with paclitaxel or with carboplatin in Cyclin E1+ platinum sensitive ovarian cancer RP2D Azenosertib Chemotherapy Paclitaxel 300 mg QD 5:2 80 mg/m2 on D1, D8, D15 (28-day cycles) Carboplatin 200 mg QD 5:2 AUC=5 on D1 (21-day cycles) Gemcitabine TBD* TBD* PLD 400 mg QD 5:2 40 mg/m2 D1 (28-day cycles) RP2D established for paclitaxel, carboplatin and PLD combinations

Azenosertib Advancing Programs Investigating Post-PARPi Treatment and Post-BEACON BRAF mCRC, Supported by Strong Body of Preclinical Data

34 1. Chen X Cancers (Basel). 2021 Apr 1;13(7). Abbreviations: PARP, poly (ADP-ribose) polymerase; CDX, cell line derived xenograft; TNBC, triple-negative breast cancer; PDX, patient derived xenograft; TGI, tumor growth inhibition Monotherapy Azenosertib +/- PARP Inhibitor Combinations are Active in both Ovarian CDX and TNBC PDX Models OVCAR3 Model • Combination of PARP and WEE1 inhibitors in TNBC results in synergistic cell killing in preclinical models with either BRCA mutations or high levels of Cyclin E1 1 TNBC ModelCDX Ovarian Cancer Model (OVCAR3; CCNE1 Amp) PDX TNBC Model (HBCx-10; BRCA2mt) Vehicle qd Azenosertib 60 mg/kg, 5 on/2 off Azenosertib 60 mg/kg, 7 on/7 off Niraparib 35 mg/kg, 5 on/2 off + Azenosertib 60 mg/kg, 5 on/2 off Niraparib 35 mg/kg, 7 on/7 off + 60 mg/kg Azenosertib, 7 on/7 off (sequential) Niraparib 35 mg/kg, 7 on/7 off TGI Body Weight TGI Body Weight Vehicle Azenosertib 60 mg/kg, 5 on/2 off Niraparib 35 mg/kg, 5 on/2 off Azenosertib 60 mg/kg + Niraparib 35 mg/kg 5 on/2 off

35 Source: Zentalis Data on File Preclinical Data Supports the Combination of Azenosertib with Encorafenib and Cetuximab (BEACON Regimen) • Oncogene-induced replication stress in mutationally driven cancers such as BRAF mutant colorectal cancer leads to DNA damage and genomic instability • Oncogene activation disrupts replication regulation leading to slow and stalled replication forks and other defects and leads to DNA damage • Dependency of cancers with replication stress on WEE1 signaling provides a mechanistic basis for synergy with EGFR/BRAF inhibition • Addition of azenosertib to the BEACON regimen is well tolerated and provides superior efficacy in an in vivo model of BRAF mutant CRC LS411N (BRAF mutant CRC model) Tu m o r V o lu m e ( m m 3 ) Kotsantis, et al. Cancer Discov. 2018 May; 8(5): 537–555.

36 BRAF mCRC Study in Collaboration with Pfizer Key Eligibility: Patients with mCRC and documented BRAFV600E mutation; Disease progression after 1 or 2 previous regimens for metastatic disease; Prior therapy may include BRAF and/or EGFR directed therapy (e.g., may have progressed after BEACON regimen) Triplet Combination to be Investigated in Patients With Significant Unmet Need • Median OS in BRAF mutant CRC patients <1 year, vs. BRAF WT >2 years2 • While targeted BRAF inhibition (e.g., vemurafenib) has been successful in melanoma with response rates >80%, this strategy has failed in CRC (OR ~5%) due to innate resistance3 • Encorafenib in combination with cetuximab (BEACON) was approved for BRAF V600E mCRC in April 2020 and is now the standard of care Phase 1: Safety, tolerability, MTD, RP2D Phase 2: Dose ExpansionPhase 1: Dose Finding Primary Objectives Phase 2: ORR, DOR, DCR, PFS, TTP Escalating Dose Levels of azenosertib + encorafenib + cetuximab N=up to 80 patients Phase 1/2, Open-Label, Multi-center Study Of Azenosertib In Adults With Metastatic Colorectal Cancer 1 Sorbye H, Dragomir A, Sundström M, et al. High BRAF Mutation Frequency and Marked Survival Differences in Subgroups According to KRAS/BRAF Mutation Status and Tumor Tissue Availability in a Prospective Population-Based Metastatic Colorectal Cancer Cohort. PLoS One. 2015;10(6):e0131046. 2 Corcoran et al. Combined BRAF and MEK Inhibition With Dabrafenib and Trametinib in BRAF V600–Mutant Colorectal Cancer. J Clin Oncol (2015) Dec 1; 33(34): 4023-4031 3 Kopetz et al. Encorafenib, Binimetinib, and Cetuximab in BRAF V600E–Mutated Colorectal Cancer. NEJM (2019) 381: 1632-1643 Zentalis maintains full economic ownership and control of azenosertib, apart from Greater China rights (Zentara). Abbreviations: mCRC, metastatic colorectal cancer; MTD, maximum tolerated dose; RP2D, recommended phase 2 dose; ORR, objective response rate; DOR, duration of response; DCR, disease control rate; PFS, progression free survival; TTP, time to progression; OS, overall survival

ZN-d5 BCL-2 Inhibitor with Potential Best-in-Class Profile

38 BCL-2: A Clinically Validated Oncology Target • BCL-2 is an anti-apoptotic protein involved in tumor survival and resistance to chemotherapy 1 • The intrinsic apoptotic pathway is controlled by the BCL-2 protein family on outer mitochondrial membrane2, 3 • BCL-2 inhibitors may restore the normal apoptosis process, making it an important cancer therapeutic target Mechanism of Action of BCL-2 Inhibitors 1 BAXBIM BCL2 BCL2 BCL-2i BAX BCL-XL MCL1 BIM BCL2 BCL2 BIM BAX BAX BAX Cytochrome c Apoptosis 1. Konopleva M et al. Cancer Discov. 2016 Oct;6(10):1106-1117 2. Konopleva M and Letai A. Blood. 2018 Sep 6;132(10):1007-1012 3. Bhola PD and Letai A. Mol Cell. 2016;61(5):695-704

39 ZN-d5: A Potent BCL-2 Inhibitor Designed with Improved Selectivity for BCL-2 ZN-d5 has 10x Improved Selectivity for BCL-2 vs BCL-xL and Binds With Higher Affinity to BCL-2 Mutants than Venetoclax Compound ID Affinity (Kd, nM) IC50 (nM) BCL-2 Type BCL-2 BCL-xL MCL-1 WT G101V F104L D103Y Venetoclax 0.41 28 >30000 1.3 7.3 8.4 18.3 ZN-d5 0.29 190 >30000 1.4 3.7 1.4 5.0 ZN-d5 Exhibits Potent In Vitro Activity Across Multiple Tumor Cell Lines Compound ID CTG IC50 (nM) ALL MCL DLBCL AML RS4;11 Mino-1 Granta- 519 DOHH-2 Toledo HL-60 Molm-13 MV4-11 Venetoclax 2.9 1.1 161 43 191 26 18 3.8 ZN-d5 5.1 0.1 89 50 92 21 39 5.1 ZN-d5: Less Human Platelet Toxicity Compared to Venetoclax in an in vitro Assay ZN-d5 shows activity in preclinical models of ALL, NHL and AML Compound ID CTG (24 h) IC50 (mM) Venetoclax 0.6 ZN-d5 2.4 *Venetoclax data based on evaluation of comparable proxy chemical compound purchased from commercial sources rather than obtained from the pharmaceutical company developing the compound

40 ZN-d5 in AL (Primary) Amyloidosis • AL Amyloidosis: Deposition of immunoglobulin light chains • Clonal plasma cell population secretes misfolding light chain • Progressive systemic amyloid accumulation causes widespread organ damage • High morbidity and mortality • Orphan disease • Estimated worldwide prevalence is 75,000 1 • About 4k new cases/year in the US 2 • Not a cancer, but treated like one • Agents active in multiple myeloma used in first-line and relapsed/refractory settings • Daratumumab only approved therapy, for first-line use with CyBorD • Relapsed/refractory setting is a high unmet medical need AL Amyloidosis study is currently enrolling patients 34% 29% 5% 26% 5% CR VGPR PR SD/NR PD 63% VGPR/CR 1. Zhang et al. Clin Lymphoma Myeloma Leuk. 2019;19(suppl 10):e339 2. Kyle et al, Mayo Clin Proc. 2019;94:465-471 3. Premkumar et al, Blood Cancer J 2021;11:10; hematologic response rate in 38 evaluable patients.

41 BCL-2 Inhibition has Shown Robust Clinical Activity in AL Amyloidosis Best Response in Evaluable Patients 5% 20% 26% 40% 19% 5% 10% 4% 29% 10% 37% 34% 20% 41% ALL PATIENTS (N=38) N ON-T(11;14) PATIENTS (N=10) T(11;14) PATIENTS (N =2 7 ) PROGRESSION SD/NR PR VGPR CR 30% VGPR/CR 63% GPR/CR 78% VGPR/CR 1. Premkumar et al, Blood Cancer J 2021;11:10; hematologic response rate in 38 evaluable patients. OS for All Patients • Patients with the t(11;14) translocation have a worse prognosis than the general AL amyloidosis population1 • BCL-2 inhibition showed an improved response rate in the t(11;14) cohort with a trend towards better survival

42 ZN-d5-003: Phase 1 Multicenter International Clinical Trial in R/R AL Amyloidosis Part A: Safety Recommended Phase 2 Dose Key Eligibility: AL amyloidosis ; R/R to 1-3 prior lines of therapy; dFLC ≥20 mg/L; ECOG PS ≤2; Adequate hematologic and organ function Part A: Bayesian Optimal Interval Dose Escalation Dose Escalation Primary Objectives Part B: Efficacy (Hematologic Response Rate) Total daily dose BID Study Details: DLT Period is 28 days • Hematologic disease response assessments done every cycle for the first 6 months • Protocol permits Backfill enrollment of additional patients at or below the highest previously cleared dose level NCT05199337 400 mg 1600 mg 1200 mg 800 mg 200 mg ZN-d5 Monotherapy at RP2D Part B: Dose Expansion RP2D Combo Abbreviations: R/R, refractory/resistant; AL, amyloid light chain; dFLC, difference between involved minus uninvolved serum free light chains; ECOG PS, Eastern Cooperative Oncology Group performance score; BID, twice daily; RP2D, recommended Phase 2 dose

BCL-xL Protein Degrader Compelling Discovery Program

44 BCL-xL Degrader Background and Rationale Declared development candidate and initial IND enabling activities Therapeutic Hypothesis • BCL-xL is a member of the anti-apoptotic BCL-2 proteins and is clinically validated. 1, 2 • Expression of BCL-xL contributes to therapeutic resistance mechanisms. 3, 4, 5 • Degrading BCL-xL will induce cell death and overcome resistance mechanisms in multiple cancer types, while reducing the possibility of on-target thrombocytopenia. Patient Selection • Heme malignancies • Solid tumors Internal Combination Opportunities Azenosertib (WEE1 inhibitor) and ZN-d5 (BCL-2 inhibitor) Therapeutic Window • BCL-xL is required for platelet viability and BCL-xL inhibitors (e.g. navitoclax) are dose limited in the clinic due to on-target thrombocytopenia.6 • A degradation approach with a non-functional or dysfunctional E3 ubiquitin ligase complex in platelets could help mitigate thrombocytopenia.7, 8 • Efficacy may be achieved at lower doses and frequencies due to the catalytic MOA of degraders, further reducing the chance of thrombocytopenia and increasing the therapeutic index. Chemical Modality Heterobifunctional degrader linking a BH3 binding moiety to an E3 binding moiety Competitive Landscape Multiple inhibitors and one degrader in the clinic (Ph1/2) 1. Bhola PD and Letai A. Mol Cell. 2016;61(5):695-704 2. Konopleva M and Letai A. Blood. 2018 Sep 6;132(10):1007-1012 3. Rahman SFA et al., Future Oncology, 2020, 16(28) 4. Yue et al., Cnacer Cell Int., 2020, 20(254) 5. cbioportal.org 6. Wilson WY et al., Lancet Oncol., 2010; 11(12):1149-1159 7. Khan et al. Nature Med 12, 1938-1947 (2019) 8. He et al. Nature Comm 11, (2020) Figure from: Delbridge, A. R. D., et. al. Nat Rev Cancer 16, 99-109 (2016)

45 BCL-xL Degrader is More Efficacious than BCL-xL Inhibitor (Navitoclax) in MOLT4 (T-ALL) Model MOLT4 tumor model (T-ALL) • BCL-xL degrader demonstrates excellent efficacy in the MOLT4 tumor model (T-ALL) and is well-tolerated at efficacious doses • BCL-xL degrader is more efficacious than Navitoclax Navitoclax data based on evaluation of comparable proxy chemical compound purchased from commercial sources rather than obtained from the pharmaceutical company developing the compound

46 2023 is a Catalyst Rich Year – Key Milestones Azenosertib WEE1 Inhibitor ZN-d5 BCL-2 Inhibitor Discovery 1Q 2023 Initiate enrollment in the BRAF mutant colorectal cancer BEACON regimen combination clinical trial in collaboration with Pfizer 1H 2023 Provide preclinical rationale for Cyclin E1 enrichment strategy at a scientific conference 1H 2023 Declare monotherapy RP2D and provide update on dose optimization activities, program timelines and potential paths to registration 1H 2023 Results from Phase 1b ovarian chemotherapy combination trial, including clinical translational data on Cyclin E1 amplification / overexpression 2H 2023 Update interim efficacy clinical data from monotherapy dose optimization in solid tumors 2H 2023 Update monotherapy program timelines and potential paths to registration 1Q 2024 Initiate randomized Phase 3 trial of azenosertib + chemotherapy in Cyclin E1+ platinum sensitive ovarian cancer 2H 2023 Provide interim clinical data and declare RP2D for Phase 1/2 monotherapy trial in amyloidosis 2H 2023 Provide preliminary data from clinical trial of azenosertib + ZN-d5 in relapsed / refractory acute myeloid leukemia 2023 Continue to advance the BCL-xL protein degrader program through IND enabling studies 2023 Advance ongoing research on protein degrader programs of undisclosed targets

zentalis.com Kimberly Blackwell, M.D. Chief Executive Officer kblackwell@zentalis.com (212) 433-3787 Melissa Epperly Chief Financial Officer mepperly@zentalis.com (215) 290-7271 Corporate Office 1359 Broadway Suite 801 New York, NY 10018 Science Center 10275 Science Center Drive Suite 200 San Diego, CA 92121